select comfort.

CREATOR OF THE SLEEP NUMBER® BED

65
30
Where Will Your Sleep Number Take You Tonight?™
select comfort.
35

NASDAQ:  SCSS
Statements used in this presentation that relate to future plans, events, financial results or performance are forward-looking statements that are subject to certain risks and uncertainties including, among others, such factors as general and industry economic trends; uncertainties arising from global events; the impact on consumer confidence and consumer shopping patterns from factors such as consumer debt levels and rising interest rates and energy prices; effectiveness of our advertising and promotional efforts; our ability to secure suitable retail locations; our ability to attract and retain qualified sales professionals and other key employees; our ability to successfully expand distribution through independent retailers; consumer acceptance of our products, product quality, innovation and brand image; our ability to continue to expand and improve our product line; industry competition; warranty expenses; risks of potential litigation; our dependence on significant suppliers, and the vulnerability of any suppliers to commodity shortages, inflationary pressures, labor negotiations, liquidity concerns or other factors; uncertainties related to the supply of foam used to manufacture our products; rising commodity costs; and increasing government regulations, including new flammability standards for the bedding industry. Additional information concerning these and other risks and uncertainties is contained in our filings with the Securities and
Exchange Commission, including our Annual Report on Form 10-K, and other periodic reports filed with the
SEC. The company has no obligation to publicly update or revise any of the forward-looking statements that may be in this presentation.
Forward Looking Statements

“Realizing a Mission”
Bill McLaughlin
Chairman & CEO

select comfort.
CREATOR OF THE SLEEP NUMBER® BED

35

NASDAQ:  SCSS
Select Comfort Profile
Minneapolis, MN based
Founded in 1987; IPO in
1998
Vertically integrated - we
design, make and sell a
complete line of adjustable
firmness beds and
accessories
Self-funded business
model

select comfort
CREATOR OF THE SLEEP NUMBER® BED

35

NASDAQ:  SCSS
Select Comfort Profile
Industry disruptor
▪
Differentiated product
▪
Building brand awareness
▪
#1 U.S. bed retailer
Advantaged business model
▪
Few plants (2)
▪
Controlled distribution
▪
Nationwide delivery
Management expertise
Focus, mission & culture

NASDAQ:  SCSS
$0
$1000
2005
2001
Net Sales, in $millions
$(0.50)
$1.00
Earnings Per Share, in $
$0
2005
2001
$1.2B Market Capitalization
Attractive Investment Opportunity

NASDAQ:  SCSS
Mattress Unit Shipments (in millions)
1985
2005
0
25
Cumulative Average Growth Rates
            Units    Revenues
5-Year        1.6%        6.8%
10-Year        2.6%        7.2%
20-Year        2.7%        6.8%
Source: International Sleep Products Association (ISPA) and company information
Positive Industry Dynamics

NASDAQ:  SCSS
National Market Share
5.5%
Mattress Unit Shipments (in millions)
1985
2005
0
25
Cumulative Average Growth Rates
            Units    Revenues
5-Year        1.6%        6.8%
10-Year        2.6%        7.2%
20-Year        2.7%        6.8%
Positive Industry Dynamics

NASDAQ:  SCSS
Mattress Unit Shipments (in millions)
1985
2005
0
25
Cumulative Average Growth Rates
Units    Revenues
5-Year        1.6%    6.8%

10-Year           2.6%    7.2%
20-Year          2.7%    6.8%
Source: International Sleep Products Association (ISPA)
and company information
< 10%
11 ~ 20%
> 20%
40
9
1
Lead Market Share
National Market Share
5.5%
Positive Industry Dynamics

NASDAQ:  SCSS
“Get down before you hurt yourself.”
Starts with Differentiated Product/Service

NASDAQ:  SCSS
Unique, Proprietary Product
Adjustable firmness beds
▪
Clinically proven
▪
Personalization
▪
Health & wellness trend
▪
Priced for broad market
acceptance

NASDAQ:  SCSS
and
Marketing
Manufacturing
Traditional Business Model

NASDAQ:  SCSS
Marketing
Selling
Manufacturing
Delivery
Service
Referral
Advantaged Business Model
Build-to-order
Controlled distribution
Low inventory,
     just-in-time system
Nationwide delivery
After-sale support
Customer loyalty

PEPSICO

us bank
Five Star Service Guaranteed

LA-Z-BOY

GE

LIFETIME FITNESS

MAYTAG

KPMG International

STARBUCKS COFFEE

Electrolux

Limitedbrands

WOLVERINE WORLD WIDE

Peets Coffee & Tea

GENERAL MILLS

NASDAQ:  SCSS
Board of Directors
Management
Focused Management

Delivering The
Key to a Perfect
Night's Sleep
SLEEP NUMBER
75 80 85 90 95

35

NASDAQ:  SCSS
ISPA CAGR 6.8%
Revenue Growth (in %)
Source: International Sleep Products Association (ISPA)
and company data
2000
1Q06
(10)%
40%
0
20%
2005
2004
2003
2002
2001
Strong Track Record of
Performance

Consistent Strategies 2001-2006
Awareness
Distribution
Innovation
Leverage
Expand
People
&
Systems

NASDAQ:  SCSS
$0
10%
14%
As %Revenue
$120
2006E
2001
Media Spending
Building Brand Awareness

“Strength in Numbers”
Jim Raabe
Chief Financial Officer

Retail Stores - 77%

7% ~ 12%
5% ~ 6%
2% ~ 3%
Upside

NASDAQ:  SCSS
Sources of Growth
Same
Store
New
Stores
Retail
Partners
New
Channels/
Geography
Retail Partners - 3%
Other - 4%
Direct - 11%
eCommerce - 5%
2005 Revenue Mix - $691.1M
Multiple Sources of Growth

NASDAQ:  SCSS
-0.3
2001A
$1.2 B
Net Sales
2005A
Operating Margin %
0
0.9
0.6
0.3
-5%
20%
0
15%
10%
5%
2005 - 2007
2 Points of
Operating
Margin
Gross
margin       --
Marketing
expense        ~0.5
Selling
expense        ~1.0
General &
administrative                     expense        ~0.5
Significant Operating Leverage

NASDAQ:  SCSS
-0.3
2001A
2007E
$1.2 B
Net Sales
2005A
Operating Margin %
0
0.9
0.6
0.3
-5%
0
15%
10%
5%
Long-Term Guidance
Revenue + 15 ~ 20%
Earnings + 20 ~ 25%
2006 Guidance
Revenue at high-end
of L-T target
Post-split earnings  of
$0.91 ~ $0.95
$1.0B
12%
On Track to Realize Milestone

NASDAQ:  SCSS
Operating Cash
Flows
Capital Expenditures
Free Cash Flows
$0
$100
2006E
2003
2005
2004
2001
$(50)
2002
In $millions
Self Funded Growth

125
100
75
50
25
0
2001
2002
2003
2004
2005
2006

50
40
30
20
10
0
2001
2002
2003
2004
2005
2006

NASDAQ:  SCSS
Cash and Debt (in $millions)
Shares (in millions)
O/S
Buy-back
Cash
Debt
In $Millions         2004    2005
Cash & Mkt. Sec.     $ 91.7    $112.1
Inventory            20.5        22.0
Receivables              8.6        10.1
Customer Prepays       (9.4)      (14.7)
Payables         (26.3)      (31.7)
Debt                --        --
Equity              114.3      121.3
In Days
Inventory            32        28
Receivables          5           6
Payables               (41)            (37)
Cash Conversion Cycle     (4)                    (3)
Balance Sheet Strength

select comfort®

CREATOR OF THE SLEEP NUMBER® BED

65
30

35

NASDAQ:  SCSS
Mission:
To improve lives
through better sleep.
Vision:
To be a leader in
sleep.

NASDAQ:  SCSS
Unique Investment Opportunity
Positive industry dynamics
Unique, proprietary product
Advantaged business model
Strong experienced leadership team
Strong track record of performance
Self-funded growth

Select Comfort Corporation
Frank Milano - Director, Investor Relations
6105 Trenton Lane North
Minneapolis, MN  55442
Tel: 001-763-551-6908
frank.milano@selectcomfort.com